UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2026

SM Energy Company

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-31539	41-0518430
(State or Other Jurisdiction of Incorporation )	(Commission File Number)	(IRS Employer Identification No.)

1700 Lincoln Street, Suite 3200 Denver, Colorado	80203
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 303-861-8140

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 Par Value	SM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On January 27, 2026, SM Energy Company (“SM Energy” or the “Company”) held a special meeting of stockholders (the “Special Meeting”) in connection with its previously announced pending merger with Civitas Resources, Inc. (“Civitas”) pursuant to an Agreement and Plan of Merger (the “Merger Agreement”) entered into by and among SM Energy, Civitas and Cars Merger Sub, Inc. The proposals presented at the Special Meeting are described in detail in the joint proxy statement/prospectus included in the Company’s registration statement on Form S-4, as amended (File No. 333-291956), which was declared effective by the Securities and Exchange Commission on December 19, 2025.

1.	The Company’s stockholders approved the proposal regarding the issuance of shares of SM Energy common stock, par value $0.01 per share (“SM Energy common stock”), to Civitas stockholders as contemplated by the Merger Agreement. The final vote tabulation for that proposal is as follows:

For	Against	Abstain	Broker Non-Votes
86,811,927	453,043	361,226	0

2.	The Company’s stockholders approved the proposal to amend SM Energy’s Restated Certificate of Incorporation to increase the number of authorized shares of SM Energy common stock from 200 million to 400 million. The final vote tabulation for that proposal is as follows:

For	Against	Abstain	Broker Non-Votes
86,363,965	896,440	365,791	0

Item 7.01	Regulation FD Disclosure.

On January 27, 2026, SM Energy and Civitas issued a joint press release announcing the results of their respective stockholder meetings and the expected closing date of the proposed merger of SM Energy and Civitas (the “Transaction”). A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated into this Item 7.01 by reference.

The information in this Item 7.01 is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act. All statements, other than statements of historical fact, included in this report that address events or developments that SM Energy and Civitas expect, believe, or anticipate will or may occur in the future are forward-looking statements. The words “intend,” “expect,” “believe,” “will,” and similar expressions are intended to identify forward-looking statements. Forward-looking statements in this report include, but are not limited to, statements regarding the Transaction, including the expected closing date of the Transaction, expectations for the combined company and its operations, scale, assets, value-creation opportunities, competitive position, synergies, financial prospects and anticipated future performance. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this communication. These include the expected timing and likelihood of completion of the Transaction, the ability to successfully integrate the businesses, the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, the risk that the parties may not be able to satisfy the conditions to the Transaction in a timely manner or at all, risks related to disruption of management time from ongoing business operations, the risk that any announcements relating to the Transaction could have adverse effects on the market price of SM Energy’s common stock or Civitas common stock, the risk the pending Transaction could distract management of both entities and they will incur substantial costs, the risk that problems may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected, the risk that the combined company may be unable to achieve synergies or it may take longer than expected to achieve those synergies and other important factors that could cause actual results to differ materially from those projected. All such factors are difficult to predict and are beyond SM Energy’s or Civitas’ control, including those detailed in SM Energy’s annual report on Form 10-K and subsequent quarterly reports on Form 10-Q and current reports on Form 8-K that are available on its website at www.sm-energy.com/investors and on the SEC’s website at www.sec.gov, and those detailed in Civitas’ annual report on Form 10-K and subsequent quarterly reports on Form 10-Q and current reports on Form 8-K that are available on Civitas’ website at ir.civitasresources.com/investor-relations and on the SEC’s website at www.sec.gov. All forward-looking statements are based on assumptions that SM Energy or Civitas believe to be reasonable but that may not prove to be accurate. Such forward-looking statements are based on assumptions and analyses made by SM Energy and Civitas in light of their perceptions of current conditions, expected future developments, and other factors that SM Energy and Civitas believe are appropriate under the circumstances. These statements are subject to a number of known and unknown risks and uncertainties. Forward-looking statements are not guarantees of future performance and actual events may be materially different from those expressed or implied in the forward-looking statements. The forward-looking statements in this report speak as of the date of this report.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to, and shall not, constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Additional Information and Where to Find It

In connection with the proposed Transaction, SM Energy has filed, and the SEC declared effective on December 19, 2025, a registration statement on Form S-4 (the “Registration Statement”), which contains a joint proxy statement of SM Energy and Civitas and a prospectus of SM Energy (the “Joint Proxy Statement/Prospectus”). SM Energy and Civitas commenced the mailing of the Joint Proxy Statement/Prospectus to their respective stockholders on or about December 22, 2025. Each of SM Energy and Civitas may also file other relevant documents with the SEC regarding the proposed Transaction. This communication is not a substitute for the Joint Proxy Statement/Prospectus or Registration Statement or any other document that SM Energy or Civitas, as applicable, has filed or may in the future file with the SEC in connection with the proposed Transaction. INVESTORS AND SECURITY HOLDERS OF SM ENERGY AND CIVITAS ARE URGED TO READ THE REGISTRATION STATEMENT, THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT SM ENERGY, CIVITAS, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders can obtain free copies of the Registration Statement and the Joint Proxy Statement/Prospectus, as well as other filings containing important information about SM Energy, Civitas and the proposed Transaction, once such documents are filed with the SEC through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by SM Energy are available free of charge on SM Energy's website at www.sm-energy.com/investors. Copies of the documents filed with the SEC by Civitas are available free of charge on Civitas' website at ir.civitasresources.com/investor-relations. The information included on, or accessible through, SM Energy's or Civitas' website is not incorporated by reference into this communication.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

99.1	Press Release dated January 27, 2026, entitled “Stockholders Resoundingly Approve SM Energy and Civitas Merger”.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 27, 2026

SM ENERGY COMPANY

	By:	/s/ JAMES B. LEBECK
		Name:	James B. Lebeck
		Title:	Executive Vice President Corporate Development and General Counsel